UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 08/31/20

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semiannual Report to Shareholders	August 31, 2020

Invesco Bond Fund
NYSE: VBF

2	Letters to Shareholders
3	Fund Performance
3	Share Repurchase Program Notice
4	Important Policy Change Notice
7	Dividend Reinvestment Plan
8	Schedule of Investments
22	Financial Statements
25	Financial Highlights
26	Notes to Financial Statements
33	Approval of Investment Advisory and Sub-Advisory Contracts
35	Distribution Information
36	Proxy Results

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 341 2929 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services

Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance and holdings.

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                     Invesco Bond Fund

Fund Performance

Performance summary
Cumulative total returns, 2/29/20 to 8/31/20

Fund at NAV	3.10%
Fund at Market Value	5.59
Bloomberg Barclays Baa U.S. Corporate Bond Index▼	2.57
Market Price Discount to NAV as of 8/31/20	-5.08

Source(s): ▼FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Investment return, net asset value (NAV) and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The Bloomberg Barclays Baa U.S. Corporate Bond Index measures the Baa-rated, taxable corporate bond market.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Important Notice Regarding Share Repurchase Program

In September 2020, the Board of Trustees of the Fund approved a share repurchase program that allows the Fund to repurchase up to 25% of the 20-day average trading volume of the Fund’s common shares when the Fund is trading at a 10% or greater discount to its net asset value. The Fund will repurchase shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value.

Portfolio Management Update

The following individuals are jointly and primarily responsible for the day-to-day management of Invesco Bond Fund’s portfolio:

∎ Matthew Brill

∎ Chuck Burge

∎ Michael Hyman

∎ Todd Schomberg

3                     Invesco Bond Fund

Changes to the Fund’s Governing Documents

On August 13, 2020, the Fund’s Board of Trustees (the “Board”) approved changes to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Amended and Restated Bylaws (the “Bylaws”). The following is a summary of certain of these changes.

Declaration of Trust

The Fund’s Declaration of Trust was amended to provide as follows:

∎

A Majority Trustee Vote is required on all Board actions, including amendments to the Declaration of Trust. “Majority Trustee Vote” means (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or sub-committee, and a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee. “Continuing Trustee” means a Trustee who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

∎

Any Trustee may only be removed for cause, including but not limited to (i) willful misconduct, dishonesty, or fraud on the part of the Trustee in the conduct of his or her office; (ii) failing to meet, on a continuous basis, the Trustee Qualifications (as defined below); or (iii) being indicted for, pleading guilty to or being convicted of a felony, in each case only by a written instrument signed by at least 75% of the number of Trustees prior to such removal (not including the Trustee(s) for which removal is being sought), specifying the date when such removal shall become effective.

∎

In the event of a vacancy on the Board, the size of the Board is automatically reduced by the number of vacancies (but not to less than two) until the Board maintains or increases the size of the Board.

∎	The following Trustee Qualifications are imposed on all nominees and current Trustees, whether or not nominated by a third party:

(a) An individual who is an Affiliated Person of any:

(1) Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

(2) Pooled Vehicle (as defined below) (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser); or

(3) Entity Controlling, Controlled by, or under common Control with, any Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser) or Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

shall be disqualified from being nominated or serving as a Trustee, if the Board determines by Majority Trustee Vote (excluding the vote of any Trustee subject to such vote) that such relationship is reasonably likely to:

(1) Present undue conflicts of interest between (i) the Fund and its Shareholders, and (ii) such other Investment Adviser or Pooled Vehicle;

(2) Impede the ability of the individual to discharge the duties of a Trustee; and/or

(3) Impede the free flow of information (including proprietary, non-public or confidential information) between the Fund’s Investment Adviser and the Board.

(b) An individual who:

(1) Is a 12(d) Control Person (as defined below);

(2) Is an Affiliated Person of a 12(d) Holder (as defined below) or 12(d) Control Person; or

(3) Has accepted directly or indirectly any consulting, advisory, or other compensatory fee from any 12(d) Holder or 12(d) Control Person;

shall be disqualified from being nominated or serving as a Trustee.

(c) An individual who serves as a trustee or director of 5 or more issuers (including the Fund) having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) (for these purposes, investment companies or individual series thereof having the same Investment Adviser as the Fund or any Investment Adviser affiliated with the Fund’s Investment Adviser shall be counted as a single issuer) shall be disqualified from being nominated or serving as a Trustee.

(d) An individual who has been subject to any censure, order, consent decree or adverse final action of any federal, state, or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, been the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or serving as a Trustee failing to satisfy the requirements of this paragraph, or is or has been engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Securities and Exchange Commission (“SEC”) censuring, placing limitations on the activities, functions, or operation of, suspending, or revoking the registration of any Investment Adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940 shall be disqualified from being nominated or serving as a Trustee.

(e) An individual who is or has been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act of 1940 (the “1940 Act”) that would permit, or could reasonably have been expected or would reasonably be expected to permit the

4                     Invesco Bond Fund

SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from servicing or acting as an employee, officer, trustee, director, member of an advisory board, Investment Adviser or depositor of, or principal underwriter for, a registered investment company or Affiliated Person of such Investment Adviser, depositor, or principal underwriter shall be disqualified from being nominated or serving as a Trustee.

For purposes of the foregoing, the following definitions apply:

“12(d) Control Person” means any person who Controls, is Controlled by, or under common Control with, a 12(d) Holder (solely for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act);

“12(d) Holder” is defined as an investment company (including, for purposes of (1) below, any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act) that in the aggregate owns, directly or indirectly through any companies Controlled by the 12(d) Holder, of record or beneficially as defined in Rule 13d-3 and 13d-5 of the Securities Act of 1934:

(1) More than three percent (3%) of the outstanding voting Shares of the Fund;

(2) Securities issued by the Fund having an aggregate value in excess of five percent (5%) of the total assets of such investment company or of any company or companies Controlled by such investment company;

(3) Securities issued by the Fund and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment or any company or companies Controlled by the investment company making such investment;

(4) Together with other investment companies having the same Investment Adviser and companies Controlled by such investment companies, more than ten percent (10%) of the total outstanding Shares of the Fund; or

(5) For an investment company operating as a “fund of funds” pursuant to Section 12(d)(1)(F) of the 1940 Act, together with all Affiliated Persons of such investment company, more than three percent (3%) of the outstanding voting Shares of the Fund (solely for purposes of determining an “Affiliated Person” for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act).

“Pooled Vehicle” means (i) any issuer meeting the definition of an “investment company” in Section 3(a) of the 1940 Act, or (ii) any person that would meet the definition of an investment company but for the exceptions in Section 3(c) of the 1940 Act.

Bylaws

The Fund’s Bylaws were amended to provide as follows:

∎

At all meetings of the Board, one-half (50%) of the Trustees then in office, including one-half (50%) of the Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. At all meetings of any committee or sub-committee, one-half (50%) of the committee members or sub-committee members, including one-half (50%) of the committee members or sub-committee members who are Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with the relevant provisions of the Bylaws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with the relevant provisions of the Bylaws.

∎

A majority of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. Quorum shall be determined with respect to the meeting as a whole regardless of whether particular matters have achieved the requisite vote for approval, but the presence or absence of a quorum shall not prevent any adjournment at the meeting pursuant to the relevant provisions of the Bylaws.

∎

When a quorum is present at any meeting, the vote of the shares as set forth in the Declaration of Trust shall decide any question brought before such meeting, unless a different vote is required by the express provision of applicable law, the Declaration of Trust, the Bylaws or other governing instrument of the Fund, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, and whether or not a quorum is present, the vote of the holders of one-third (1/3) of the shares cast, or the chair of the meeting in his or her discretion, shall have the power to adjourn a meeting of the Shareholders with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.

∎

The matters to be considered and brought before any annual meeting of Shareholders of the Fund shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in the Bylaws. For any matter to be properly brought before any annual meeting of Shareholders, the matter must be (among other requirements specified in the Bylaws), brought before the annual meeting in the manner specified in the Bylaws by a Record Owner at the time of the giving of notice, on the record date for such meeting and at the time of the meeting, or a Shareholder (a “Nominee Holder”) that holds voting securities entitled to vote at meetings of Shareholders through a nominee or “street name” holder of record and can demonstrate to the Fund such indirect ownership and such Nominee Holder’s entitlement to vote such securities, and is a Nominee Holder at the time of the giving of notice provided for in the Bylaws, on the record date for such meeting and at the time of the meeting, with proof of such ownership or holding reasonably satisfactory to the Fund to be provided by such Record Owner or Nominee Holder at each such aforementioned time.

5                     Invesco Bond Fund

∎

Any Shareholder desiring to nominate any person(s) for election as a Trustee shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person(s) to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) setting forth all information required by the Bylaws, including each Proposed Nominee’s written representation that he or she agrees to complete, execute, and return to the Fund within 5 business days of receipt the Fund’s form of trustee questionnaire and any supplemental information reasonably requested by the Fund.

∎

Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before an annual meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including: 1) a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the number and class of all Shares which the Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares); and 2) an agreement to return to the Fund within 5 business days of receipt such other information as the Board may reasonably request.

∎

To be considered a qualified representative of the Shareholder, a Person must be a duly authorized officer, manager or partner of such Shareholder, as evidenced by an incumbency certificate executed by the corporate secretary (or other duly authorized officer) of the Shareholder, or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders, and such Person must deliver a copy of such incumbency certificate or writing to the secretary of the meeting.

∎

Only such matters shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of Shareholders at which Trustees are to be elected: 1) pursuant to the Fund’s notice of meeting; 2) by or at the direction of the Board; or 3) provided that the Board has determined that Trustees shall be elected at such special meeting, and such special meeting shall meet all of the requirements with respect to annual meetings as if such special meeting were an annual meeting.

∎

Provisions in the Bylaws regarding advance notice of Shareholder Nominees for Trustee and other Shareholder proposals shall not apply to Shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the forgoing, no Shareholder proposal may be brought before an annual meeting, whether submitted pursuant to the applicable provisions of the Bylaws or Rule 14a-8 under the Exchange Act, unless Shareholders have power to vote on the Shareholder proposal, or the subject matter of the Shareholder proposal, pursuant to the Declaration of Trust, irrespective of whether such Shareholder proposal is submitted as a precatory recommendation to the Board.

∎	No person shall be eligible for election as a Trustee of the Fund unless nominated in accordance with the procedures set forth in the Bylaws.

The Fund’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Fund’s Secretary,

c/o Invesco Advisers, Inc., 1555 Peachtree Street NE, Atlanta, GA 30309.

6                     Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎ Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

∎ Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎ Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎ Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40 233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

7                     Invesco Bond Fund

Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-92.60%
Advertising-0.43%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$550,000	$661,970

Lamar Media Corp., 3.75%, 02/15/2028(b)	374,000	374,701

		1,036,671

Aerospace & Defense-0.18%
Boeing Co. (The),
5.15%, 05/01/2030	126,000	141,345

5.71%, 05/01/2040	123,000	143,045

Howmet Aerospace, Inc., 6.88%, 05/01/2025	36,000	41,176

TransDigm, Inc.,
6.50%, 07/15/2024	12,000	12,089

6.50%, 05/15/2025	37,000	37,370

6.38%, 06/15/2026	48,000	49,183

		424,208

Agricultural & Farm Machinery-0.02%
Titan International, Inc., 6.50%, 11/30/2023	57,000	42,750

Agricultural Products-0.04%
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025	106,000	106,664

Air Freight & Logistics-0.01%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	15,000	15,079

Airlines-2.39%
American Airlines Pass Through Trust,
Series 2017-1, Class B, 4.95%, 02/15/2025	244,471	173,558

Series 2016-1, Class AA, 3.58%, 01/15/2028	334,270	323,754

Series 2019-1, Class B, 3.85%, 02/15/2028	434,247	282,164

Series 2017-1, Class AA, 3.65%, 02/15/2029	464,929	446,164

Series 2017-2, Class AA, 3.35%, 10/15/2029	672,384	634,261

British Airways Pass Through Trust (United Kingdom),
Series 2019-1, Class A, 3.35%, 06/15/2029(b)	217,096	181,778

Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	552,202	512,068

Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	447,000	415,642

Series 2020-1, Class AA, 2.00%, 06/10/2028	438,000	426,710

Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	89,000	97,528

7.38%, 01/15/2026	90,000	93,749

Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, 7.50%, 11/10/2023(b)	459,568	337,782

	Principal Amount	Value

Airlines-(continued)
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	$361,886	$327,083

Series 2016-1, Class B, 3.65%, 01/07/2026	312,780	236,033

Series 2018-1, Class AA, 3.50%, 03/01/2030	570,079	537,140

Series 2019-1, Class A, 4.55%, 08/25/2031	277,245	234,327

Series 2019-1, Class AA, 4.15%, 08/25/2031	539,335	537,163

		5,796,904

Alternative Carriers-0.19%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	50,000	51,757

Series Y, 7.50%, 04/01/2024	48,000	54,480

4.00%, 02/15/2027(b)	135,000	137,362

Level 3 Financing, Inc.,
5.38%, 05/01/2025	97,000	100,133

5.25%, 03/15/2026	108,000	112,736

		456,468

Aluminum-0.10%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	200,000	207,251

Novelis Corp., 4.75%, 01/30/2030(b)	33,000	33,511

		240,762

Apparel Retail-0.34%
L Brands, Inc., 6.75%, 07/01/2036	49,000	50,144

Michaels Stores, Inc., 8.00%, 07/15/2027(b)	44,000	44,515

Ross Stores, Inc., 5.45%, 04/15/2050	564,000	724,677

		819,336

Apparel, Accessories & Luxury Goods-0.03%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	11,000	11,579

4.88%, 05/15/2026(b)	63,000	68,708

		80,287

Asset Management & Custody Banks-2.09%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	1,155,000	1,274,805

Ameriprise Financial, Inc., 3.00%, 04/02/2025	378,000	414,519

Apollo Management Holdings L.P.,
2.65%, 06/05/2030(b)	374,000	373,403

4.95%, 01/14/2050(b)(c)	799,000	807,925

Bank of New York Mellon Corp. (The), Series G, 4.70%(c)(d)	437,000	475,675

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	1,355,000	1,705,440

		5,051,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Bond Fund

	Principal Amount	Value

Auto Parts & Equipment-0.05%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	$30,000	$31,903

Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	22,000	22,889

Dana, Inc., 5.38%, 11/15/2027	37,000	39,334

Tenneco, Inc., 5.00%, 07/15/2026	29,000	21,334

		115,460

Automobile Manufacturers-1.31%
Ford Motor Co.,
8.50%, 04/21/2023	44,000	48,708

9.00%, 04/22/2025	69,000	80,837

9.63%, 04/22/2030	38,000	49,870

4.75%, 01/15/2043	71,000	65,897

Ford Motor Credit Co. LLC, 5.09%, 01/07/2021	222,000	222,832

Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(b)	203,000	215,660

Hyundai Capital America,
2.85%, 11/01/2022(b)	379,000	392,658

4.30%, 02/01/2024(b)	1,883,000	2,049,750

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	54,000	57,588

		3,183,800

Automotive Retail-0.47%
Advance Auto Parts, Inc.,
4.50%, 12/01/2023	285,000	311,214

3.90%, 04/15/2030	574,000	633,027

Asbury Automotive Group, Inc., 4.75%, 03/01/2030(b)	10,000	10,388

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	50,000	49,980

Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	19,000	19,760

4.63%, 12/15/2027(b)	18,000	19,035

Murphy Oil USA, Inc., 5.63%, 05/01/2027	37,000	39,352

Penske Automotive Group, Inc., 5.50%, 05/15/2026	59,000	61,564

		1,144,320

Biotechnology-0.90%
AbbVie, Inc.,
4.05%, 11/21/2039(b)	1,079,000	1,260,197

4.88%, 11/14/2048	564,000	726,738

Amgen, Inc., 2.45%, 02/21/2030	176,000	187,798

		2,174,733

Brewers-0.36%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
8.00%, 11/15/2039	343,000	546,463

4.35%, 06/01/2040	245,000	285,385

Molson Coors Beverage Co., 5.00%, 05/01/2042	42,000	47,448

		879,296

Broadcasting-0.11%
AMC Networks, Inc.,
5.00%, 04/01/2024	39,000	39,804

4.75%, 08/01/2025	10,000	10,365

Fox Corp., 3.50%, 04/08/2030	125,000	140,891

	Principal Amount	Value

Broadcasting-(continued)
Gray Television, Inc., 7.00%, 05/15/2027(b)	$28,000	$30,452

iHeartCommunications, Inc., 8.38%, 05/01/2027	33,000	33,225

		254,737

Building Products-1.26%
Carrier Global Corp.,
2.24%, 02/15/2025(b)	791,000	829,501

2.72%, 02/15/2030(b)	630,000	660,863

3.38%, 04/05/2040(b)	617,000	643,811

3.58%, 04/05/2050(b)	417,000	443,450

Standard Industries, Inc.,
6.00%, 10/15/2025(b)	100,000	103,380

5.00%, 02/15/2027(b)	17,000	17,801

3.38%, 01/15/2031(b)	355,000	353,669

		3,052,475

Cable & Satellite-2.90%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	213,000	223,503

4.50%, 08/15/2030(b)	24,000	25,500

4.25%, 02/01/2031(b)	140,000	146,455

Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	1,195,000	1,391,229

5.38%, 04/01/2038	42,000	51,131

5.75%, 04/01/2048	328,000	410,324

Comcast Corp.,
6.45%, 03/15/2037	551,000	830,896

4.60%, 10/15/2038	338,000	433,788

3.25%, 11/01/2039	119,000	131,720

3.45%, 02/01/2050	504,000	566,100

2.80%, 01/15/2051	371,000	374,914

CSC Holdings LLC,
6.75%, 11/15/2021	67,000	70,539

5.25%, 06/01/2024	94,000	101,981

DISH DBS Corp.,
5.88%, 11/15/2024	40,000	42,337

7.75%, 07/01/2026	22,000	25,218

Intelsat Jackson Holdings S.A. (Luxembourg), 8.50%, 10/15/2024(b)(e)	43,000	29,343

NBCUniversal Media LLC, 5.95%, 04/01/2041	1,135,000	1,694,369

Sirius XM Radio, Inc., 5.38%, 07/15/2026(b)	41,000	43,022

Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), 5.50%, 03/01/2028(b)	200,000	213,600

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	200,000	211,250

		7,017,219

Casinos & Gaming-0.06%
MGM Resorts International,
7.75%, 03/15/2022	42,000	44,651

6.00%, 03/15/2023	67,000	70,811

Scientific Games International, Inc.,
8.25%, 03/15/2026(b)	19,000	19,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Bond Fund

	Principal Amount	Value

Casinos & Gaming-(continued)
Station Casinos LLC, 4.50%, 02/15/2028(b)	$22,000	$20,968

		156,035

Coal & Consumable Fuels-0.06%
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 01/15/2025(b)	18,000	18,392

4.13%, 02/15/2028(b)	35,000	33,947

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	105,000	94,433

		146,772

Commodity Chemicals-0.05%
Koppers, Inc., 6.00%, 02/15/2025(b)	37,000	38,132

Olin Corp., 5.63%, 08/01/2029	85,000	85,107

		123,239

Communications Equipment-0.04%
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	50,000	51,937

5.25%, 08/01/2026	51,000	56,027

		107,964

Construction & Engineering-0.04%
AECOM, 5.13%, 03/15/2027	24,000	26,403

New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028(b)	33,000	35,916

Valmont Industries, Inc., 5.00%, 10/01/2044	42,000	46,191

		108,510

Construction Machinery & Heavy Trucks-0.18%
Ashtead Capital, Inc. (United Kingdom), 4.00%, 05/01/2028(b)	255,000	265,200

Caterpillar, Inc., 3.25%, 04/09/2050	160,000	180,167

		445,367

Construction Materials-0.18%
CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)	384,000	434,841

Consumer Finance-0.53%
Ally Financial, Inc.,
5.13%, 09/30/2024	34,000	38,083

4.63%, 03/30/2025	223,000	246,963

Credit Acceptance Corp.,
5.13%, 12/31/2024(b)	163,000	168,281

6.63%, 03/15/2026	280,000	300,825

Navient Corp.,
7.25%, 01/25/2022	25,000	26,306

7.25%, 09/25/2023	184,000	194,870

5.00%, 03/15/2027	82,000	79,314

OneMain Finance Corp.,
6.88%, 03/15/2025	50,000	56,484

8.88%, 06/01/2025	35,000	39,527

7.13%, 03/15/2026	120,000	137,850

		1,288,503

	Principal Amount	Value

Copper-0.33%
Freeport-McMoRan, Inc.,
4.13%, 03/01/2028	$299,000	$313,153

4.38%, 08/01/2028	225,000	236,811

5.40%, 11/14/2034	187,000	211,926

Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	37,000	34,170

		796,060

Data Processing & Outsourced Services-0.02%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	36,000	36,491

Department Stores-0.04%
Kohl’s Corp., 5.55%, 07/17/2045	42,000	38,328

Macy’s, Inc., 8.38%, 06/15/2025(b)	62,000	65,166

		103,494

Diversified Banks-13.53%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	1,080,000	1,173,614

Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(c)(d)	765,000	877,520

Banco del Estado de Chile (Chile), 2.70%, 01/09/2025(b)	345,000	363,332

Banco Nacional de Panama (Panama), 2.50%, 08/11/2030(b)	235,000	237,791

Bank of America Corp.,
3.86%, 07/23/2024(c)	735,000	799,852

2.59%, 04/29/2031(c)	323,000	344,292

1.90%, 07/23/2031(c)	851,000	860,504

7.75%, 05/14/2038	765,000	1,269,787

2.68%, 06/19/2041(c)	1,528,000	1,560,214

Series AA, 6.10%(c)(d)	1,422,000	1,596,543

Series DD, 6.30%(c)(d)	418,000	483,597

Series Z, 6.50%(c)(d)	1,074,000	1,213,797

Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	540,000	606,371

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)	535,000	579,087

Citigroup, Inc.,
5.50%, 09/13/2025	1,159,000	1,381,936

3.11%, 04/08/2026(c)	430,000	467,335

4.41%, 03/31/2031(c)	348,000	423,150

2.57%, 06/03/2031(c)	651,000	688,809

4.65%, 07/23/2048	259,000	347,430

Series Q, 4.38% (3 mo. USD LIBOR + 4.10%)(d)(f)	350,000	348,378

Series T, 6.25%(c)(d)	450,000	511,126

Series U, 5.00%(c)(d)	956,000	967,516

Series V, 4.70%(c)(d)	260,000	259,187

Credit Agricole S.A. (France), 1.91%, 06/16/2026(b)(c)	250,000	258,455

Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	615,000	642,464

Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	772,000	793,635

HSBC Holdings PLC (United Kingdom),
1.65%, 04/18/2026(c)	202,000	203,727

6.00%(c)(d)	845,000	874,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Bond Fund

	Principal Amount	Value

Diversified Banks-(continued)
JPMorgan Chase & Co.,
1.15%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(f)	$756,000	$765,093

2.08%, 04/22/2026(c)	576,000	605,102

3.63%, 12/01/2027	490,000	551,505

2.52%, 04/22/2031(c)	468,000	501,948

2.96%, 05/13/2031(c)	358,000	384,999

3.11%, 04/22/2041(c)	358,000	395,075

Series W, 1.28% (3 mo. USD LIBOR + 1.00%), 05/15/2047(f)	790,000	608,941

Series V, 3.62% (3 mo. USD LIBOR + 3.32%)(d)(f)	509,000	483,913

Mizuho Financial Group, Inc. (Japan), 2.20%, 07/10/2031(c)	654,000	668,585

National Australia Bank Ltd. (Australia), 2.33%, 08/21/2030(b)	259,000	259,219

SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	474,000	483,841

4.13%, 07/15/2023(b)	552,000	584,970

Standard Chartered PLC (United Kingdom),
1.51%, (3 mo. USD LIBOR + 1.20%),
09/10/2022(b)(f)	442,000	444,092

4.30%, 02/19/2027(b)	300,000	324,290

7.75%(b)(c)(d)	255,000	276,627

Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	306,000	312,916

3.04%, 07/16/2029	625,000	684,680

2.13%, 07/08/2030	734,000	751,178

U.S. Bancorp, 1.38%, 07/22/2030	344,000	341,218

Wells Fargo & Co.,
2.19%, 04/30/2026(c)	168,000	175,748

3.07%, 04/30/2041(c)	240,000	254,402

5.38%, 11/02/2043	1,750,000	2,346,301

4.75%, 12/07/2046	357,000	450,908

		32,789,224

Diversified Capital Markets-0.87%
Credit Suisse Group AG (Switzerland),
4.19%, 04/01/2031(b)(c)	280,000	327,160

7.50%(b)(c)(d)	285,000	307,599

5.10%(b)(c)(d)	478,000	476,504

5.25%(b)(c)(d)	448,000	457,520

Macquarie Bank Ltd. (Australia), 6.13%(b)(c)(d)	530,000	543,692

		2,112,475

Diversified Chemicals-0.13%
Chemours Co. (The),
6.63%, 05/15/2023	21,000	21,158

7.00%, 05/15/2025	18,000	18,423

Dow Chemical Co. (The), 3.15%, 05/15/2024	243,000	261,905

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	24,000	24,142

		325,628

Diversified Metals & Mining-0.92%
Anglo American Capital PLC (South Africa), 5.63%, 04/01/2030(b)	404,000	503,175

	Principal Amount	Value

Diversified Metals & Mining-(continued)
Hudbay Minerals, Inc. (Peru), 7.63%, 01/15/2025(b)	$45,000	$46,775

Teck Resources Ltd. (Canada),
6.13%, 10/01/2035	508,000	599,821

6.25%, 07/15/2041	958,000	1,072,709

		2,222,480

Diversified REITs-1.28%
iStar, Inc., 4.75%, 10/01/2024	90,000	89,485

Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)	283,000	306,671

5.25%, 01/30/2026(b)	764,000	814,470

4.87%, 01/15/2030(b)	560,000	569,274

6.39%, 01/15/2050(b)	1,180,000	1,220,710

VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	16,000	16,064

3.75%, 02/15/2027(b)	16,000	15,987

4.13%, 08/15/2030(b)	64,000	64,221

		3,096,882

Drug Retail-0.92%
CVS Pass-Through Trust,
6.04%, 12/10/2028	760,060	863,142

5.77%, 01/10/2033(b)	1,200,017	1,376,882

		2,240,024

Electric Utilities-2.61%
DPL, Inc., 4.35%, 04/15/2029	22,000	24,138

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	400,000	422,918

Duke Energy Progress LLC, 2.50%, 08/15/2050	609,000	600,307

Electricite de France S.A. (France), 6.00%, 01/22/2114(b)	1,755,000	2,328,216

Eversource Energy,
Series Q, 0.80%, 08/15/2025	70,000	70,121

Series R, 1.65%, 08/15/2030	164,000	163,762

Georgia Power Co.,
2.85%, 05/15/2022	285,000	296,691

Series A, 2.20%, 09/15/2024	1,334,000	1,412,469

NRG Energy, Inc.,
6.63%, 01/15/2027	15,000	16,075

5.25%, 06/15/2029(b)	104,000	113,601

Southern Co. (The), Series B, 5.50%, 03/15/2057(c)	761,000	785,333

Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	79,000	81,931

		6,315,562

Electrical Components & Equipment-0.04%
EnerSys,
5.00%, 04/30/2023(b)	76,000	79,143

4.38%, 12/15/2027(b)	18,000	18,574

		97,717

Electronic Components-1.68%
Corning, Inc., 5.45%, 11/15/2079	3,255,000	4,075,693

Electronic Equipment & Instruments-0.02%
MTS Systems Corp., 5.75%, 08/15/2027(b)	53,000	53,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Bond Fund

	Principal Amount	Value

Electronic Manufacturing Services-0.20%
Jabil, Inc., 3.00%, 01/15/2031	$467,000	$476,101

Financial Exchanges & Data-0.73%
Intercontinental Exchange, Inc., 1.85%, 09/15/2032	286,000	290,346

Moody’s Corp.,
5.25%, 07/15/2044	404,000	556,734

3.25%, 05/20/2050	131,000	144,736

2.55%, 08/18/2060	129,000	120,410

MSCI, Inc., 3.88%, 02/15/2031(b)	257,000	271,778

S&P Global, Inc.,
1.25%, 08/15/2030	257,000	254,186

2.30%, 08/15/2060	138,000	127,510

		1,765,700

Food Retail-0.22%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC,
3.50%, 02/15/2023(b)	394,000	403,259

6.63%, 06/15/2024	60,000	61,992

4.63%, 01/15/2027(b)	42,000	44,423

5.88%, 02/15/2028(b)	32,000	34,614

		544,288

Forest Products-0.03%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	69,000	73,903

Gas Utilities-0.27%
AmeriGas Partners L.P./AmeriGas Finance Corp.,
5.63%, 05/20/2024	80,000	87,591

5.88%, 08/20/2026	61,000	69,266

East Ohio Gas Co. (The),
1.30%, 06/15/2025(b)	122,000	124,958

3.00%, 06/15/2050(b)	210,000	220,221

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	99,000	100,865

Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(b)	56,000	60,399

		663,300

Health Care Equipment-0.06%
Children’s Hospital Corp. (The), 2.59%, 02/01/2050	144,000	141,721

Health Care Facilities-0.62%
HCA, Inc.,
5.00%, 03/15/2024	761,000	860,384

5.38%, 02/01/2025	39,000	43,978

5.25%, 04/15/2025	30,000	34,994

5.88%, 02/15/2026	71,000	81,384

5.38%, 09/01/2026	18,000	20,474

7.50%, 11/06/2033	49,000	66,324

5.50%, 06/15/2047	307,000	388,923

		1,496,461

Health Care REITs-0.91%
Diversified Healthcare Trust,
6.75%, 12/15/2021	1,090,000	1,118,782

9.75%, 06/15/2025	81,000	90,628

	Principal Amount	Value

Health Care REITs-(continued)
Healthpeak Properties, Inc., 2.88%, 01/15/2031	$214,000	$228,703

MPT Operating Partnership L.P./MPT Finance Corp.,
5.00%, 10/15/2027	99,000	104,868

4.63%, 08/01/2029	328,000	350,691

Physicians Realty L.P., 4.30%, 03/15/2027	295,000	313,186

		2,206,858

Health Care Services-1.98%
AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	31,000	31,656

Cigna Corp.,
3.75%, 07/15/2023	543,000	591,412

1.17%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(f)	742,000	750,769

3.00%, 07/15/2023	998,000	1,065,789

4.80%, 08/15/2038	780,000	983,168

CVS Health Corp.,
1.30%, 08/21/2027	289,000	287,563

2.70%, 08/21/2040	170,000	166,048

DaVita, Inc.,
4.63%, 06/01/2030(b)	27,000	28,401

3.75%, 02/15/2031(b)	422,000	417,577

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	43,000	41,460

New York and Presbyterian Hospital (The),
2.26%, 08/01/2040	173,000	169,513

2.61%, 08/01/2060	255,000	250,623

Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	29,000	19,865

		4,803,844

Home Improvement Retail-0.06%
Lowe’s Cos., Inc., 4.00%, 04/15/2025	127,000	145,095

Homebuilding-1.51%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	55,000	60,833

KB Home, 4.80%, 11/15/2029	77,000	83,593

Lennar Corp.,
8.38%, 01/15/2021	6,000	6,165

5.38%, 10/01/2022	56,000	59,557

4.75%, 11/15/2022	31,000	32,619

5.25%, 06/01/2026	78,000	88,303

M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	991,000	1,012,525

6.00%, 01/15/2043	1,643,000	1,909,527

Mattamy Group Corp. (Canada),
5.25%, 12/15/2027(b)	30,000	31,444

4.63%, 03/01/2030(b)	200,000	204,844

Meritage Homes Corp., 5.13%, 06/06/2027	52,000	56,865

PulteGroup, Inc., 6.38%, 05/15/2033	2,000	2,523

Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	58,000	62,912

5.75%, 01/15/2028(b)	37,000	41,637

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	10,000	10,624

		3,663,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Bond Fund

	Principal Amount	Value

Hotel & Resort REITs-0.03%
Service Properties Trust, 4.95%, 10/01/2029	$92,000	$82,455

Hotels, Resorts & Cruise Lines-0.07%
Carnival Corp., 11.50%, 04/01/2023(b)	96,000	107,232

Choice Hotels International, Inc., 3.70%, 01/15/2031	47,000	49,766

		156,998

Household Products-0.02%
Spectrum Brands, Inc., 5.00%, 10/01/2029(b)	37,000	38,612

Housewares & Specialties-0.04%
Newell Brands, Inc.,
4.70%, 04/01/2026	45,000	48,780

5.88%, 04/01/2036	37,000	41,817

		90,597

Independent Power Producers & Energy Traders-0.19%
AES Corp. (The), 5.50%, 04/15/2025	98,000	101,253

AES Panama Generation Holdings SRL (Panama), 4.38%, 05/31/2030(b)	305,000	317,940

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	35,000	37,333

		456,526

Industrial Conglomerates-0.89%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	630,000	651,182

General Electric Co.,
5.55%, 01/05/2026	1,171,000	1,358,720

4.35%, 05/01/2050	148,000	150,626

		2,160,528

Industrial Machinery-0.08%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	42,000	41,208

EnPro Industries, Inc., 5.75%, 10/15/2026	79,000	82,836

Mueller Industries, Inc., 6.00%, 03/01/2027	80,000	81,400

		205,444

Industrial REITs-0.07%
Lexington Realty Trust, 2.70%, 09/15/2030	157,000	159,298

Integrated Oil & Gas-1.33%
BP Capital Markets PLC (United Kingdom), 4.38%(c)(d)	282,000	296,805

Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	95,000	91,281

Chevron USA, Inc., 2.34%, 08/12/2050	383,000	366,158

Occidental Petroleum Corp.,
2.70%, 02/15/2023	35,000	33,762

2.90%, 08/15/2024	153,000	141,046

3.20%, 08/15/2026	52,000	45,702

3.50%, 08/15/2029	44,000	37,910

6.20%, 03/15/2040	39,000	37,148

4.10%, 02/15/2047	51,000	39,006

	Principal Amount	Value

Integrated Oil & Gas-(continued)
Petroleos Mexicanos (Mexico),
5.95%, 01/28/2031(b)	$20,000	$18,093

6.95%, 01/28/2060(b)	185,000	154,216

Saudi Arabian Oil Co. (Saudi Arabia),
2.88%, 04/16/2024(b)	1,471,000	1,547,639

4.38%, 04/16/2049(b)	346,000	418,782

		3,227,548

Integrated Telecommunication Services-3.48%
AT&T, Inc.,
1.50%, (3 mo. USD LIBOR + 1.18%), 06/12/2024(f)	393,000	401,628

5.25%, 03/01/2037	452,000	569,839

5.15%, 03/15/2042	1,017,000	1,278,256

3.10%, 02/01/2043	518,000	516,141

5.35%, 12/15/2043	808,000	1,013,814

4.75%, 05/15/2046	576,000	688,720

5.15%, 11/15/2046	945,000	1,181,812

3.50%, 02/01/2061	332,000	329,181

CommScope, Inc., 6.00%, 03/01/2026(b)	67,000	71,276

Embarq Corp., 8.00%, 06/01/2036	71,000	85,303

Frontier Communications Corp., 10.50%, 09/15/2022(e)	66,000	29,437

Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	104,000	137,088

Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	1,108,000	1,614,277

Verizon Communications, Inc., 4.81%, 03/15/2039	392,000	515,783

		8,432,555

Interactive Home Entertainment-0.34%
Activision Blizzard, Inc., 2.50%, 09/15/2050	489,000	460,645

WMG Acquisition Corp., 3.00%, 02/15/2031(b)	357,000	356,108

		816,753

Interactive Media & Services-1.95%
Alphabet, Inc.,
1.90%, 08/15/2040	256,000	249,529

2.25%, 08/15/2060	446,000	425,260

Baidu, Inc. (China), 3.08%, 04/07/2025	210,000	224,934

Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	41,000	36,970

Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	96,000	75,112

6.63%, 08/15/2027(b)	55,000	31,006

Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	766,000	847,242

Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	298,000	311,316

1.81%, 01/26/2026(b)	200,000	204,936

3.60%, 01/19/2028(b)	620,000	690,748

2.39%, 06/03/2030(b)	381,000	395,443

3.93%, 01/19/2038(b)	448,000	513,516

3.24%, 06/03/2050(b)	200,000	210,757

3.29%, 06/03/2060(b)	200,000	212,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Bond Fund

	Principal Amount	Value

Interactive Media & Services-(continued)
Twitter, Inc., 3.88%, 12/15/2027(b)	$284,000	$300,387

		4,729,306

Internet & Direct Marketing Retail-0.98%
Alibaba Group Holding Ltd. (China),
4.20%, 12/06/2047	295,000	379,432

4.40%, 12/06/2057	290,000	395,841

Amazon.com, Inc.,
1.20%, 06/03/2027	327,000	333,858

2.50%, 06/03/2050	262,000	264,635

2.70%, 06/03/2060	604,000	618,852

Expedia Group, Inc., 4.63%, 08/01/2027(b)	323,000	337,291

QVC, Inc., 5.45%, 08/15/2034	42,000	42,000

		2,371,909

Investment Banking & Brokerage-2.45%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	536,000	576,852

Charles Schwab Corp. (The), Series E, 4.63%(c)(d)	820,000	828,454

Goldman Sachs Group, Inc. (The),
3.50%, 04/01/2025	374,000	414,818

6.75%, 10/01/2037	295,000	431,477

4.80%, 07/08/2044	1,007,000	1,328,415

Series P, 5.00%(c)(d)	495,000	477,984

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	525,000	593,217

Morgan Stanley,
2.19%, 04/28/2026(c)	290,000	305,403

2.70%, 01/22/2031(c)	327,000	352,822

3.62%, 04/01/2031(c)	358,000	416,438

Raymond James Financial, Inc., 4.65%, 04/01/2030	178,000	216,833

		5,942,713

IT Consulting & Other Services-0.14%
DXC Technology Co., 4.45%, 09/18/2022	323,000	339,824

Leisure Facilities-0.02%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	44,000	44,279

Life & Health Insurance-3.80%
Athene Global Funding, 2.50%, 01/14/2025(b)	376,000	388,403

Athene Holding Ltd.,
4.13%, 01/12/2028	922,000	1,008,172

6.15%, 04/03/2030	399,000	483,138

Belrose Funding Trust, 2.33%, 08/15/2030(b)	265,000	263,996

Brighthouse Financial, Inc., 4.70%, 06/22/2047	916,000	881,599

Global Atlantic Fin Co.,
8.63%, 04/15/2021(b)	950,000	985,245

4.40%, 10/15/2029(b)	1,212,000	1,260,918

MetLife, Inc.,
4.13%, 08/13/2042	371,000	453,678

Series C, 3.89% (3 mo. USD LIBOR + 3.58%)(d)(f)	865,000	854,728

	Principal Amount	Value

Life & Health Insurance-(continued)
Nationwide Financial Services, Inc.,
5.38%, 03/25/2021(b)	$1,645,000	$1,683,419

3.90%, 11/30/2049(b)	352,000	361,430

Prudential Financial, Inc., 3.91%, 12/07/2047	522,000	591,813

		9,216,539

Life Sciences Tools & Services-0.03%
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	60,000	63,251

Managed Health Care-0.60%
Centene Corp.,
5.25%, 04/01/2025(b)	60,000	62,325

5.38%, 06/01/2026(b)	86,000	91,052

5.38%, 08/15/2026(b)	26,000	27,633

4.63%, 12/15/2029	88,000	96,548

3.38%, 02/15/2030	54,000	56,245

Children’s National Medical Center, Series 2020, 2.93%, 07/15/2050	179,000	176,186

Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	384,000	376,379

Hackensack Meridian Health, Inc., Series 2020,
Series 2020, 2.68%, 09/01/2041	168,000	167,752

2.88%, 09/01/2050	162,000	161,571

MultiCare Health System, 2.80%, 08/15/2050	248,000	249,594

		1,465,285

Metal & Glass Containers-0.06%
Ball Corp., 5.25%, 07/01/2025	70,000	79,475

Berry Global, Inc., 6.00%, 10/15/2022	10,000	10,050

Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	41,000	43,136

OI European Group B.V., 4.00%, 03/15/2023(b)	11,000	11,153

		143,814

Movies & Entertainment-0.45%
AMC Entertainment Holdings, Inc.,
10.50%, 04/15/2025(b)	83,000	73,248

10.50%, 04/24/2026(b)	12,000	10,380

6.00% PIK Rate, 5.00% Cash Rate, 06/15/2026(b)(g)	66,000	24,928

Netflix, Inc.,
5.88%, 11/15/2028	186,000	228,647

5.38%, 11/15/2029(b)	264,000	317,790

Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	210,000	210,592

2.00%, 09/03/2030	235,000	234,020

		1,099,605

Multi-line Insurance-2.12%
American International Group, Inc.,
3.40%, 06/30/2030	540,000	598,903

4.50%, 07/16/2044	1,412,000	1,661,343

Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028	394,000	437,079

4.63%, 04/29/2030(b)	720,000	794,097

Massachusetts Mutual Life Insurance Co., 3.38%, 04/15/2050(b)	193,000	200,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Bond Fund

	Principal Amount	Value

Multi-line Insurance-(continued)
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	$830,000	$883,682

XLIT Ltd. (Bermuda), 5.50%, 03/31/2045	415,000	567,499

		5,142,638

Multi-Utilities-0.57%
CenterPoint Energy, Inc.,
2.50%, 09/01/2024	397,000	422,712

Series A, 6.13%(c)(d)	572,000	582,326

CMS Energy Corp., 4.75%, 06/01/2050(c)	183,000	198,920

DTE Energy Co., Series F, 1.05%, 06/01/2025	177,000	178,085

		1,382,043

Office REITs-0.39%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	523,000	596,962

Boston Properties L.P., 3.25%, 01/30/2031	230,000	251,040

Highwoods Realty L.P., 2.60%, 02/01/2031	101,000	100,576

		948,578

Oil & Gas Drilling-0.01%
Precision Drilling Corp. (Canada), 5.25%, 11/15/2024	37,000	26,127

Transocean, Inc., 8.00%, 02/01/2027(b)	14,000	4,358

		30,485

Oil & Gas Exploration & Production-1.39%
Apache Corp.,
5.10%, 09/01/2040	67,000	65,296

4.75%, 04/15/2043	77,000	72,723

Cameron LNG LLC,
3.30%, 01/15/2035(b)	475,000	535,798

3.40%, 01/15/2038(b)	513,000	551,085

Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	748,000	767,386

Concho Resources, Inc.,
4.38%, 01/15/2025	60,000	62,001

2.40%, 02/15/2031	119,000	116,723

Continental Resources, Inc.,
5.00%, 09/15/2022	24,000	24,006

4.50%, 04/15/2023	81,000	81,654

4.90%, 06/01/2044	19,000	16,869

Endeavor Energy Resources L.P./EER Finance, Inc., 5.75%, 01/30/2028(b)	44,000	45,092

EQT Corp.,
7.88%, 02/01/2025	32,000	36,778

3.90%, 10/01/2027	17,000	16,382

8.75%, 02/01/2030	41,000	49,499

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	42,000	35,655

7.75%, 02/01/2028	52,000	46,329

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	43,000	40,569

MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	14,000	14,291

	Principal Amount	Value

Oil & Gas Exploration & Production-(continued)
Murphy Oil Corp.,
4.95%, 12/01/2022	$42,000	$42,026

6.38%, 12/01/2042	30,000	25,779

PDC Energy, Inc., 5.75%, 05/15/2026	32,000	32,836

Pioneer Natural Resources Co., 1.90%, 08/15/2030	514,000	498,167

QEP Resources, Inc., 5.25%, 05/01/2023	20,000	16,450

Southwestern Energy Co.,
7.50%, 04/01/2026	17,000	17,137

7.75%, 10/01/2027	48,000	49,200

Whiting Petroleum Corp.,
5.75%, 03/15/2021(e)	41,000	9,276

6.63%, 01/15/2026(e)	42,000	9,945

WPX Energy, Inc.,
5.75%, 06/01/2026	67,000	68,529

5.25%, 10/15/2027	8,000	7,971

5.88%, 06/15/2028	4,000	4,065

4.50%, 01/15/2030	4,000	3,827

		3,363,344

Oil & Gas Refining & Marketing-0.54%
Calumet Specialty Products Partners L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	21,000	20,864

9.25%, 07/15/2024(b)	37,000	39,729

EnLink Midstream Partners L.P.,
4.85%, 07/15/2026	61,000	53,370

5.60%, 04/01/2044	53,000	35,208

NuStar Logistics L.P., 6.00%, 06/01/2026	91,000	95,394

Parkland Corp. (Canada),
6.00%, 04/01/2026(b)	66,000	69,787

5.88%, 07/15/2027(b)	410,000	438,624

PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028(b)	53,000	44,791

Petronas Capital Ltd. (Malaysia), 4.55%, 04/21/2050(b)	320,000	422,992

Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	86,000	90,391

		1,311,150

Oil & Gas Storage & Transportation-3.90%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	39,000	36,075

Cheniere Energy Partners L.P., 5.63%, 10/01/2026	39,000	40,946

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	40,000	38,392

DCP Midstream Operating L.P., 5.13%, 05/15/2029	65,000	69,011

Energy Transfer Operating L.P.,
5.88%, 01/15/2024	85,000	94,485

5.00%, 05/15/2050	310,000	297,322

Series A, 6.25%(c)(d)	28,000	20,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                     Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation-(continued)
Enterprise Products Operating LLC,
3.13%, 07/31/2029	$458,000	$500,698

4.80%, 02/01/2049	297,000	348,622

4.20%, 01/31/2050	360,000	393,004

3.70%, 01/31/2051	203,000	206,471

3.95%, 01/31/2060	292,000	296,990

Series D,
Series D, 6.88%, 03/01/2033	95,000	128,036

4.88%, 08/16/2077(c)	514,000	454,636

EQM Midstream Partners L.P., 5.50%, 07/15/2028	92,000	95,523

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	64,000	66,734

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	16,000	16,047

Kinder Morgan, Inc.,
2.00%, 02/15/2031	275,000	269,389

7.80%, 08/01/2031	248,000	347,366

3.25%, 08/01/2050	291,000	274,034

MPLX L.P.,
1.75%, 03/01/2026	356,000	356,357

4.80%, 02/15/2029	317,000	367,271

2.65%, 08/15/2030	375,000	372,239

4.70%, 04/15/2048	361,000	385,373

5.50%, 02/15/2049	496,000	586,544

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	60,000	40,040

ONEOK, Inc.,
5.85%, 01/15/2026	145,000	167,306

6.35%, 01/15/2031	552,000	652,904

Plains All American Pipeline L.P., Series B, 6.13%(c)(d)	36,000	25,236

Plains All American Pipeline L.P./PAA Finance Corp.,
3.55%, 12/15/2029	666,000	664,172

3.80%, 09/15/2030	192,000	193,497

Sabine Pass Liquefaction LLC, 4.50%, 05/15/2030(b)	40,000	45,862

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 05/01/2023	54,000	54,421

5.13%, 02/01/2025	56,000	57,366

5.88%, 04/15/2026	115,000	121,253

5.00%, 01/15/2028	33,000	33,831

5.50%, 03/01/2030(b)	11,000	11,612

Western Midstream Operating L.P.,
2.12%, (3 mo. USD LIBOR + 1.85%), 01/13/2023(f)	363,000	344,990

4.10%, 02/01/2025	20,000	19,984

4.50%, 03/01/2028	32,000	32,240

4.75%, 08/15/2028	48,000	48,925

5.45%, 04/01/2044	62,000	57,486

Williams Cos., Inc. (The),
7.88%, 09/01/2021	24,000	25,720

3.60%, 03/15/2022	693,000	719,954

4.55%, 06/24/2024	67,000	75,289

		9,454,105

Other Diversified Financial Services-1.24%
Blackstone Holdings Finance Co. LLC,
5.00%, 06/15/2044(b)	1,036,000	1,331,146

	Principal Amount	Value

Other Diversified Financial Services-(continued)
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	$857,000	$1,101,673

Equitable Holdings, Inc., Series B, 4.95%(c)(d)	208,000	214,334

ILFC E-Capital Trust II, 3.27% (3 mo. USD LIBOR +1.80%), 12/21/2065(b)(f)	100,000	55,180

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	225,000	227,200

Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	39,000	39,999

LPL Holdings, Inc., 5.75%, 09/15/2025(b)	39,000	40,681

		3,010,213

Packaged Foods & Meats-0.33%
B&G Foods, Inc., 5.25%, 09/15/2027	16,000	17,125

Hershey Co. (The), 3.13%, 11/15/2049	331,000	362,288

JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	50,000	51,750

Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	57,000	77,571

5.00%, 06/04/2042	59,000	65,174

4.38%, 06/01/2046	79,000	80,798

5.50%, 06/01/2050(b)	30,000	35,456

Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	65,000	69,144

TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	37,000	38,212

		797,518

Paper Packaging-0.17%
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	381,000	406,975

Paper Products-0.22%
Georgia-Pacific LLC, 2.10%, 04/30/2027(b)	344,000	362,594

Mercer International, Inc. (Germany),
6.50%, 02/01/2024	75,000	75,648

5.50%, 01/15/2026	16,000	15,511

Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	80,000	86,285

		540,038

Pharmaceuticals-1.38%
AstraZeneca PLC (United Kingdom),
0.70%, 04/08/2026	322,000	319,563

1.38%, 08/06/2030	283,000	277,829

Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	33,000	33,982

5.50%, 11/01/2025(b)	29,000	29,963

9.00%, 12/15/2025(b)	41,000	44,932

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	41,000	42,909

Merck & Co., Inc.,
0.75%, 02/24/2026	286,000	287,580

2.35%, 06/24/2040	149,000	151,746

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	34,000	36,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                     Invesco Bond Fund

	Principal Amount	Value

Pharmaceuticals-(continued)
Royalty Pharma PLC,
1.20%, 09/02/2025(b)	$143,000	$142,765

1.75%, 09/02/2027(b)	131,000	130,856

2.20%, 09/02/2030(b)	158,000	156,265

Takeda Pharmaceutical Co. Ltd. (Japan),
2.05%, 03/31/2030	275,000	279,637

3.18%, 07/09/2050	259,000	264,169

Upjohn, Inc.,
1.65%, 06/22/2025(b)	138,000	141,903

2.70%, 06/22/2030(b)	426,000	445,135

3.85%, 06/22/2040(b)	87,000	94,531

4.00%, 06/22/2050(b)	421,000	460,037

		3,340,141

Property & Casualty Insurance-0.37%
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	18,000	19,459

Arch Capital Group Ltd., 3.64%, 06/30/2050	231,000	247,326

Fidelity National Financial, Inc., 3.40%, 06/15/2030	291,000	314,380

W.R. Berkley Corp., 4.00%, 05/12/2050	269,000	310,890

		892,055

Publishing-0.02%
Meredith Corp., 6.88%, 02/01/2026	48,000	41,799

Railroads-0.89%
CSX Corp., 4.65%, 03/01/2068	450,000	591,039

Empresa de los Ferrocarriles del Estado (Chile), 3.07%, 08/18/2050(b)	200,000	201,535

Kenan Advantage Group, Inc. (The),
7.88%, 07/31/2023(b)	46,000	43,974

Norfolk Southern Corp.,
2.55%, 11/01/2029	109,000	119,363

3.40%, 11/01/2049	195,000	218,375

Union Pacific Corp.,
2.40%, 02/05/2030	501,000	542,420

3.95%, 08/15/2059	362,000	428,842

		2,145,548

Real Estate Development-0.11%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	261,000	256,280

Regional Banks-1.47%
CIT Group, Inc.,
5.00%, 08/15/2022	33,000	34,574

5.00%, 08/01/2023	48,000	50,912

Citizens Bank N.A., 2.25%, 04/28/2025	300,000	320,419

Citizens Financial Group, Inc.,
2.50%, 02/06/2030	384,000	406,714

3.25%, 04/30/2030	180,000	200,148

Fifth Third Bancorp,
4.30%, 01/16/2024	628,000	695,964

2.55%, 05/05/2027	244,000	264,677

First Niagara Financial Group, Inc.,
7.25%, 12/15/2021	340,000	366,943

KeyCorp, 2.25%, 04/06/2027	559,000	591,712

Synovus Financial Corp., 3.13%, 11/01/2022	352,000	363,825

	Principal Amount	Value

Regional Banks-(continued)
Truist Bank, 2.25%, 03/11/2030	$263,000	$273,309

		3,569,197

Renewable Electricity-0.14%
Northern States Power Co., 2.60%, 06/01/2051	326,000	333,124

Research & Consulting Services-0.00%
Dun & Bradstreet Corp. (The), 10.25%, 02/15/2027(b)	6,000	6,854

Residential REITs-0.98%
Camden Property Trust, 2.80%, 05/15/2030	162,000	177,489

Essex Portfolio L.P.,
3.63%, 08/15/2022	893,000	940,854

1.65%, 01/15/2031	177,000	172,146

2.65%, 09/01/2050	315,000	292,776

Mid-America Apartments L.P., 1.70%, 02/15/2031	142,000	139,902

Spirit Realty L.P., 3.40%, 01/15/2030	642,000	639,544

		2,362,711

Restaurants-0.29%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	80,000	82,288

Aramark Services, Inc., 5.00%, 04/01/2025(b)	37,000	37,482

Starbucks Corp., 4.45%, 08/15/2049	486,000	590,369

		710,139

Retail REITs-1.15%
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	304,000	326,682

Kimco Realty Corp.,
1.90%, 03/01/2028	443,000	436,498

2.70%, 10/01/2030	260,000	266,390

Realty Income Corp., 3.25%, 01/15/2031	342,000	380,699

Regency Centers L.P., 4.13%, 03/15/2028	312,000	347,958

Retail Properties of America, Inc., 4.75%, 09/15/2030	253,000	250,936

Simon Property Group L.P.,
3.50%, 09/01/2025	123,000	135,320

2.65%, 07/15/2030	363,000	364,278

3.80%, 07/15/2050	270,000	279,954

		2,788,715

Security & Alarm Services-0.03%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	33,000	34,351

Prime Security Services Borrower LLC/ Prime Finance, Inc., 5.75%, 04/15/2026(b)	40,000	44,289

		78,640

Semiconductor Equipment-0.09%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 3.40%, 05/01/2030(b)	188,000	208,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                     Invesco Bond Fund

	Principal Amount	Value

Semiconductors-2.61%
Analog Devices, Inc.,
3.13%, 12/05/2023	$423,000	$456,303

2.95%, 04/01/2025	155,000	169,885

Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.88%, 01/15/2027	1,032,000	1,144,535

3.50%, 01/15/2028	975,000	1,056,680

Broadcom, Inc.,
4.70%, 04/15/2025	40,000	45,740

5.00%, 04/15/2030	483,000	574,936

4.30%, 11/15/2032	490,000	566,161

Micron Technology, Inc.,
4.98%, 02/06/2026	285,000	332,575

4.19%, 02/15/2027	780,000	894,462

NXP B.V./NXP Funding LLC (Netherlands),
3.88%, 09/01/2022(b)	806,000	855,401

4.63%, 06/01/2023(b)	200,000	219,767

		6,316,445

Soft Drinks-0.90%
Coca-Cola Co. (The),
2.60%, 06/01/2050	441,000	448,255

2.75%, 06/01/2060	298,000	300,884

Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	315,000	315,617

Fomento Economico Mexicano, S.A.B. de C.V. (Mexico), 3.50%, 01/16/2050	1,051,000	1,123,406

		2,188,162

Sovereign Debt-0.58%
Abu Dhabi Government International Bond (United Arab Emirates), 3.88%, 04/16/2050(b)	280,000	342,190

Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	200,000	215,756

Saudi Government International Bond (Saudi Arabia), 3.75%, 01/21/2055(b)	785,000	855,257

		1,413,203

Specialized Consumer Services-0.04%
ServiceMaster Co. LLC (The),
5.13%, 11/15/2024(b)	22,000	22,497

7.45%, 08/15/2027	75,000	81,736

		104,233

Specialized Finance-0.44%
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan), 3.64%, 04/13/2025(b)	682,000	748,364

National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/2030	285,000	311,976

		1,060,340

Specialized REITs-1.00%
Agree L.P., 2.90%, 10/01/2030	115,000	118,219

American Tower Corp., 3.10%, 06/15/2050	531,000	547,891

Crown Castle International Corp.,
4.15%, 07/01/2050	135,000	159,089

3.25%, 01/15/2051	616,000	638,522

GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	41,000	45,577

	Principal Amount	Value

Specialized REITs-(continued)
Iron Mountain, Inc.,
5.25%, 03/15/2028 REIT(b)	$77,000	$81,173

4.88%, 09/15/2029(b)	137,000	142,480

5.25%, 07/15/2030(b)	275,000	292,370

4.50%, 02/15/2031(b)	238,000	244,843

Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	68,000	45,900

SBA Communications Corp., 4.88%, 09/01/2024	95,000	97,703

		2,413,767

Specialty Chemicals-0.30%
Ashland LLC, 4.75%, 08/15/2022	4,000	4,203

Avient Corp., 5.25%, 03/15/2023	52,000	56,533

Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(b)	605,000	566,809

Element Solutions, Inc., 5.88%, 12/01/2025(b)	38,000	39,568

GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	58,000	60,526

		727,639

Steel-0.30%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	8,000	8,835

POSCO (South Korea), 2.50%, 01/17/2025(b)	685,000	714,121

		722,956

Systems Software-0.55%
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	32,000	34,540

Oracle Corp.,
3.60%, 04/01/2050	690,000	772,906

3.85%, 04/01/2060	462,000	535,319

		1,342,765

Technology Distributors-0.22%
Avnet, Inc., 4.63%, 04/15/2026	461,000	513,839

CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	13,000	13,504

		527,343

Technology Hardware, Storage & Peripherals-1.47%
Apple, Inc., 2.65%, 05/11/2050	481,000	496,145

Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	120,000	124,715

4.00%, 07/15/2024(b)	442,000	477,529

5.85%, 07/15/2025(b)	135,000	158,572

6.02%, 06/15/2026(b)	861,000	1,014,391

4.90%, 10/01/2026(b)	256,000	289,874

8.10%, 07/15/2036(b)	42,000	55,861

8.35%, 07/15/2046(b)	695,000	938,683

		3,555,770

Thrifts & Mortgage Finance-0.01%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	11,000	11,682

Tobacco-0.28%
Altria Group, Inc., 3.80%, 02/14/2024	607,000	666,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                     Invesco Bond Fund

	Principal Amount	Value

Trading Companies & Distributors-1.94%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(c)	$1,714,000	$1,456,900

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 09/15/2023 DAC	323,000	332,232

Air Lease Corp.,
3.88%, 04/01/2021	995,000	1,005,597

3.38%, 06/01/2021	825,000	835,301

3.00%, 09/15/2023	375,000	377,430

Aircastle Ltd., 5.00%, 04/01/2023	85,000	85,518

BMC East LLC, 5.50%, 10/01/2024(b)	63,000	65,592

BOC Aviation Ltd. (Singapore), 1.41% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(f)	294,000	289,984

Herc Holdings, Inc., 5.50%, 07/15/2027(b)	40,000	42,000

United Rentals North America, Inc.,
5.88%, 09/15/2026	83,000	88,430

5.50%, 05/15/2027	18,000	19,314

5.25%, 01/15/2030	56,000	62,298

WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	39,000	43,567

		4,704,163

Trucking-1.61%
Aviation Capital Group LLC,
4.13%, 08/01/2025(b)	735,000	709,967

3.50%, 11/01/2027(b)	1,246,000	1,106,982

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 10.50%, 05/15/2025(b)	18,000	20,945

Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.13%, 08/01/2023(b)	1,907,000	2,071,597

		3,909,491

Wireless Telecommunication Services-2.23%
Colombia Telecomunicaciones S.A. ESP (Colombia), 4.95%, 07/17/2030(b)	265,000	281,099

Sprint Capital Corp.,
6.88%, 11/15/2028	64,000	81,991

8.75%, 03/15/2032	53,000	80,106

Sprint Corp.,
7.88%, 09/15/2023	70,000	81,550

7.63%, 03/01/2026	65,000	80,037

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, 3.36%, 09/20/2021(b)	374,062	379,024

4.74%, 03/20/2025(b)	922,000	1,003,371

5.15%, 03/20/2028(b)	1,587,000	1,871,327

T-Mobile USA, Inc.,
6.38%, 03/01/2025	145,000	148,081

6.50%, 01/15/2026	212,000	222,203

4.50%, 04/15/2050(b)	305,000	373,314

VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	700,000	729,096

Vodafone Group PLC (United Kingdom), 7.00%, 04/04/2079(c)	50,000	60,197

		5,391,396

Total U.S. Dollar Denominated Bonds & Notes (Cost $206,824,615)		224,371,164

	Shares		Value

Preferred Stocks-2.70%
Diversified Banks-1.13%
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.		1,992	$2,749,956

Investment Banking & Brokerage-1.24%
Morgan Stanley, 7.13%, Series E, Pfd.(c)		65,000	1,874,600

Morgan Stanley, 6.88%, Series F, Pfd.(c)		40,000	1,128,400

			3,003,000

Regional Banks-0.33%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(c)		30,000	796,200

Total Preferred Stocks (Cost $5,923,864)			6,549,156

	Principal Amount

U.S. Treasury Securities-2.14%
U.S. Treasury Bills-0.56%
0.15% - 0.40%, 09/03/2020(h)(i)		$485,000	484,995

0.10% - 0.12%, 02/04/2021(h)(i)		880,000	879,619

			1,364,614

U.S. Treasury Bonds-0.35%
1.13%, 08/15/2040		107,500	105,090

1.25%, 05/15/2050		770,800	727,141

			832,231

U.S. Treasury Notes-1.23%
0.25%, 08/31/2025		1,672,200	1,670,567

0.50%, 08/31/2027		489,500	489,768

0.63%, 08/15/2030		830,700	823,886

			2,984,221

Total U.S. Treasury Securities (Cost $5,195,592)			5,181,066

Asset-Backed Securities-0.70%
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)		606,153	620,679

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)		363,175	388,472

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)		653,250	689,414

Total Asset-Backed Securities (Cost $1,635,108)			1,698,565

Non-U.S. Dollar Denominated Bonds & Notes-0.56%(j)
Integrated Telecommunication Services-0.24%
AT&T, Inc., Series B, 2.88%(c)(d)	EUR	500,000	585,952

Movies & Entertainment-0.19%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	350,000	470,369

Sovereign Debt-0.13%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(b)	EUR	300,000	310,163

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,267,003)			1,366,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                     Invesco Bond Fund

	Principal Amount	Value

Municipal Obligations–0.16%
Maryland (State of) Health & Higher Educational Facilities Authority (University of MD Medical System),
Series 2020 D, Ref. RB, 3.05%, 07/01/2040	$150,000	$156,783

Series 2020 D, Ref. RB, 3.20%, 07/01/2050	210,000	223,255

Total Municipal Obligations (Cost $360,000)		380,038

	Shares
Money Market Funds–0.48%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(k)(l)	270,452	270,452

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(k)(l)	584,062	$584,412

Invesco Treasury Portfolio, Institutional Class, 0.02%(k)(l)	309,087	309,087

Total Money Market Funds (Cost $1,163,761)		1,163,951

TOTAL INVESTMENTS IN SECURITIES–99.34% (Cost $222,369,943)		240,710,424

OTHER ASSETS LESS LIABILITIES–0.66%		1,597,184

NET ASSETS–100.00%		$242,307,608

Investment Abbreviations:

Conv.	- Convertible
EUR	- Euro
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $80,054,724, which represented 33.04% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $78,001, which represented less than 1% of the Fund’s Net Assets.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,137,412	$12,761,190	$(13,628,150)	$-	$-	$270,452	$1,390
Invesco Liquid Assets Portfolio, Institutional Class	880,832	10,190,222	(10,485,662)	103	(1,083)	584,412	3,043
Invesco Treasury Portfolio, Institutional Class	1,299,900	14,584,216	(15,575,029)	-	-	309,087	1,471
Total	$3,318,144	$37,535,628	$(39,688,841)	$103	$(1,083)	$1,163,951	$5,904

(l)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                     Invesco Bond Fund

	Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	349	December-2020	$77,109,914	$29,304	$29,304

U.S. Treasury 5 Year Notes	122	December-2020	15,375,813	11,550	11,550

U.S. Treasury Long Bonds	7	December-2020	1,230,031	(8,109)	(8,109)

Subtotal–Long Futures Contracts				32,745	32,745

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Notes	48	December-2020	(6,684,000)	(4,227)	(4,227)

U.S. Treasury 10 Year Ultra Notes	50	December-2020	(7,971,875)	7,707	7,707

U.S. Treasury Ultra Bonds	40	December-2020	(8,836,250)	64,310	64,310

Subtotal–Short Futures Contracts				67,790	67,790

Total Futures Contracts				$100,535	$100,535

Open Forward Foreign Currency Contracts

			Unrealized
Settlement	Contract to		Appreciation
Date Counterparty	Deliver	Receive	(Depreciation)

Currency Risk

11/20/2020 Goldman Sachs International	EUR 1,155,000	USD 1,364,701	$(15,956)

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Currency Risk

Markit CDX North America High Yield Index, Series 34, Version 8	Buy	(5.00)%	Quarterly	06/20/2025	3.645%	USD 10,032,282	$(413,358)	$(573,556)	$(160,198)

(a)

Implied credit spreads represent the current level, as of August 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Investment Abbreviations:

EUR –Euro

USD –U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2020

U.S. Dollar Denominated Bonds & Notes	92.60%

Preferred Stocks	2.70

U.S. Treasury Securities	2.14

Security Types Each Less Than 1% of Portfolio	1.42

Money Market Funds Plus Other Assets Less Liabilities	1.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                     Invesco Bond Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value
(Cost $221,206,182)	$239,546,473

Investments in affiliated money market funds, at value (Cost $1,163,761)	1,163,951

Foreign currencies, at value (Cost $31,370)	31,486

Receivable for:
Investments sold	3,564,291

Dividends	37,602

Interest	2,215,947

Investments matured, at value (Cost $5,942)	1,410

Investment for trustee deferred compensation and retirement plans	17,386

Other assets	67,143

Total assets	246,645,689

Liabilities:
Other investments:
Variation margin payable - futures contracts	128,957

Variation margin payable – centrally cleared swap agreements	13,935

Unrealized depreciation on forward foreign currency contracts outstanding	15,956

Payable for:
Investments purchased	3,875,935

Dividends	48,204

Amount due custodian	83,012

Accrued fees to affiliates	48,290

Accrued trustees’ and officers’ fees and benefits	3,187

Accrued other operating expenses	103,219

Trustee deferred compensation and retirement plans	17,386

Total liabilities	4,338,081

Net assets applicable to common shares	$242,307,608

Net assets applicable to common shares
consist of:
Shares of beneficial interest	$219,060,440

Distributable earnings	23,247,168

$242,307,608

Shares outstanding, no par value, with an unlimited number of common shares authorized:
Shares outstanding	11,386,632

Net asset value per common share	$21.28

Market value per common share	$20.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                     Invesco Bond Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $80)	$4,631,722

Dividends	189,934

Dividends from affiliated money market funds	5,904

Total investment income	4,827,560

Expenses:

Advisory fees	492,652

Administrative services fees	16,844

Custodian fees	5,579

Transfer agent fees	28,564

Trustees’ and officers’ fees and benefits	8,877

Registration and filing fees	32,479

Reports to shareholders	17,460

Professional services fees	29,735

Other	28,313

Total expenses	660,503

Less: Fees waived	(1,904)

Net expenses	658,599

Net investment income	4,168,961

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	2,642,362

Foreign currencies	2,555

Forward foreign currency contracts	(102,099)

Futures contracts	1,033,429

Swap agreements	46,906

3,623,153

Change in net unrealized appreciation (depreciation) of:
Investment securities	(420,672)

Foreign currencies	11,243

Forward foreign currency contracts	7,578

Futures contracts	(315,846)

Swap agreements	(160,198)

(877,895)

Net realized and unrealized gain	2,745,258

Net increase in net assets resulting from operations	$6,914,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                     Invesco Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020

Operations:
Net investment income	$ 4,168,961	$ 8,815,083

Net realized gain	3,623,153	6,569,161

Change in net unrealized appreciation (depreciation)	(877,895)	19,119,012

Net increase in net assets resulting from operations	6,914,219	34,503,256

Distributions to common shareholders from distributable earnings	(4,372,479)	(11,845,928)

Net increase in common shares of beneficial interest	–	195,956

Net increase in net assets	2,541,740	22,853,284

Net assets:
Beginning of period	239,765,868	216,912,584

End of period	$242,307,608	$239,765,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                     Invesco Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Six Months Ended August 31,		Year ended February 29,	Years Ended February 28,			Year Ended February 29,
	2020		2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 21.06		$ 19.07	$ 19.64	$ 19.99	$ 18.84	$ 20.49

Net investment income(a)	0.37		0.77	0.82	0.82	0.83	0.84

Net gains (losses) on securities (both realized and unrealized)	0.23		2.27	(0.48)	(0.16)	1.16	(1.54)

Total from investment operations	0.60		3.04	0.34	0.66	1.99	(0.70)

Less:
Dividends from net investment income	(0.38)		(0.81)	(0.83)	(0.83)	(0.84)	(0.85)

Distributions from net realized gains	–		(0.24)	(0.08)	(0.18)	–	(0.10)

Total distributions	(0.38)		(1.05)	(0.91)	(1.01)	(0.84)	(0.95)

Net asset value, end of period	$ 21.28		$ 21.06	$ 19.07	$ 19.64	$ 19.99	$ 18.84

Market value, end of period	$20.20		$ 19.51	$17.86	$ 18.23	$18.98	$ 17.79

Total return at net asset value(b)	3.05%		16.39%	2.23%	3.44%	10.96%	(3.09)%

Total return at market value(c)	5.59%		15.13%	3.15%	1.12%	11.57%	(0.32)%

Net assets, end of period (000’s omitted)	$242,308		$239,766	$216,913	$223,433	$227,470	$214,293

Portfolio turnover rate(d)	100%		158%	143%	160%	168%	167%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.56	%(e)	0.53%	0.57%	0.55%	0.54%	0.56%

Without fee waivers and/or expense reimbursements	0.56	%(e)	0.53%	0.57%	0.55%	0.54%	0.56%

Ratio of net investment income to average net assets	3.55	%(e)	3.83%	4.30%	4.04%	4.18%	4.31%

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets applicable to common shares (000’s omitted) of $232,684.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                     Invesco Bond Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek interest income while conserving capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

26                     Invesco Bond Fund

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

H.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap

27                     Invesco Bond Fund

agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.

LIBOR Risk – The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

M.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s

28                     Invesco Bond Fund

investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.420%
Over $500 million	0.350%

For the six months ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $1,904.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$224,371,164	$–	$224,371,164

Preferred Stocks	6,549,156	–	–	6,549,156

U.S. Treasury Securities	–	5,181,066	–	5,181,066

Asset-Backed Securities	–	1,698,565	–	1,698,565

Non-U.S. Dollar Denominated Bonds & Notes	–	1,366,484	–	1,366,484

Municipal Obligations	–	380,038	–	380,038

Money Market Funds	1,163,951	–	–	1,163,951

Total Investments in Securities	7,713,107	232,997,317	–	240,710,424

Other Investments - Assets*

Investments Matured	–	1,410	–	1,410

Futures Contracts	112,871	–	–	112,871

	112,871	1,410	–	114,281

29                     Invesco Bond Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Futures Contracts	$(12,336)	$–	$–	$(12,336)

Forward Foreign Currency Contracts	–	(15,956)	–	(15,956)

Swap Agreements	–	(160,198)	–	(160,198)

	(12,336)	(176,154)	–	(188,490)

Total Other Investments	100,535	(174,744)	–	(74,209)

Total Investments	$7,813,642	$232,822,573	$–	$240,636,215

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured is shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$112,871	$112,871

Derivatives not subject to master netting agreements	-	-	(112,871)	(112,871)

Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(12,336)	$(12,336)

Unrealized depreciation on swap agreements – Centrally Cleared	(160,198)	-	-	(160,198)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(15,956)	-	(15,956)

Total Derivative Liabilities	(160,198)	(15,956)	(12,336)	(188,490)

Derivatives not subject to master netting agreements	160,198	-	12,336	172,534

Total Derivative Liabilities subject to master netting agreements	$-	$(15,956)	$-	$(15,956)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Goldman Sachs International	$–	$(15,956)	$(15,956)	$–	$–	$(15,956)

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(102,099)	$-	$(102,099)

Futures contracts	-	-	1,033,429	1,033,429

Swap agreements	46,906	-	-	46,906

30                     Invesco Bond Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$7,578	$-	$7,578

Futures contracts	-	-	(315,846)	(315,846)

Swap agreements	(160,198)	-	-	(160,198)

Total	$(113,292)	$(94,521)	$717,583	$509,770

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$1,311,420	$81,912,552	$10,032,282

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 29, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $122,594,997 and $119,615,674, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $106,939,408 and $108,600,927, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$19,892,378
Aggregate unrealized (depreciation) of investments	(2,517,336)
Net unrealized appreciation of investments	$17,375,042
Cost of investments for tax purposes is $223,261,173.

NOTE 9–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six Months Ended August 31,	Year Ended February 29,
	2020	2020

Beginning shares	11,386,632	11,377,069

Shares issued through dividend reinvestment	–	9,563

Ending shares	11,386,632	11,386,632

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

31                     Invesco Bond Fund

NOTE 10–Dividends

The Fund declared the following dividends from net investment income subsequent to August 31, 2020:

Declaration Date	Amount per Share	Record Date	Payable Date

September 1, 2020	$0.0630	September 15, 2020	September 30, 2020

October 1, 2020	$0.0565	October 15, 2020	October 30, 2020

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

32                     Invesco Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of Invesco Bond Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays Baa U.S. Corporate Bond Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that there were only six funds (including the Fund) in the performance universe and that the Fund does not employ leverage to increase returns, unlike the majority of its peers within the universe. The Board noted that the Fund’s performance was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions. The Board also reviewed supplementally historic premium and discount levels of the Fund as provided to the Board at meetings throughout the year.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that there were only four funds (including the Fund) in the expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent audited annual reports for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

33                     Invesco Bond Fund

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined asset size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund. The Board considered the organizational structure employed to provide these services.

The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to

100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash.

34                     Invesco Bond Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in August 2020. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
8/31/2020	VBF	$0.0478	$0.0000	$0.0152	$0.0630

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

35                     Invesco Bond Fund

Proxy Results

A Virtual Joint Annual Meeting (“Meeting”) of Shareholders of Invesco Bond Fund (the “Fund”) was held on August 7, 2020. The Meeting was held for the following purposes:

(1). Election of Trustees by Common Shareholders.

The results of the voting on the above matter was as follows:

	Matter	Votes For	Votes Withheld

(1).	David C. Arch	9,619,928.98	363,258.44
	Beth Ann Brown	9,665,968.25	317,219.17
	Anthony J. LaCava, Jr.	9,621,367.25	361,820.17
	Joel W. Motley	9,638,811.25	344,376.17
	Teresa M. Ressel	9,661,397.25	321,790.17
	Christopher L. Wilson	9,631,005.98	352,181.44

36                     Invesco Bond Fund

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Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number: 811-02090	VK-CE-BOND-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of August 31, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

•

Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016. From 2008 to 2016, he served as a Portfolio Manager and Vice President at Voya Investment Management.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of August 31, 2020 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund
Invesco Bond Fund
Matthew Brill	$100,001 - $500,000
Chuck Burge	None
Michael Hyman	None
Todd Schomberg	$10,001 - $50,000

Assets Managed

The following information is as of August 31, 2020 (unless otherwise noted):

	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Bond Fund
Matthew Brill	7	$12,904.9	9	$3,798.9	None	None
Chuck Burge	11	$26,630.9	3	$6,021.2	1	$150.1
Michael Hyman	8	$13,100.9	11	$3,465.2	None	None
Todd Schomberg	4	$7,117.9	10	$4,333.4	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured2,[3] Invesco Capital2,[4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[5]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
[5]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, October 14, 2020, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 6, 2020